UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 5, 2022

ZURN WATER SOLUTIONS CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware		001-35475	20-5197013
(State or Other Jurisdiction of Incorporation or Organization)		(Commission File Number)	(I.R.S. Employer Identification No.)

511 W. Freshwater Way			53204
Milwaukee,	Wisconsin
(Address of Principal Executive Offices)			(Zip Code)

(855) 480-5050
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock $.01 par value	ZWS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Zurn Water Solutions Corporation (the “Company”) held its Annual Meeting of Stockholders on May 5, 2022. The Company’s stockholders: (i) elected three directors to the Company’s Board of Directors to serve for three-year terms expiring at the Annual Meeting to be held in 2025 and one director to the Company’s Board of Directors to serve for a two-year term expiring at the Annual Meeting to be held in 2024; (ii) did not approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers, as disclosed in the proxy statement for the Annual Meeting (the “Proxy Statement”) and (iii) ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 (“Fiscal 2022”). There were 125,822,043 outstanding shares of the Company’s common stock eligible to vote as of March 7, 2022, the record date for the Annual Meeting.

The directors elected to the Company’s Board for terms expiring at the Annual Meeting as indicated below, as well as the number of votes cast for, votes withheld and broker non-votes with respect to each of these individuals, are set forth below:

Director (2025)	Votes For	Votes Withheld	Broker Non-Votes
Mark S. Bartlett	113,688,073	4,687,476	1,028,585
Jacques Donavon "Don" Butler	102,714,271	15,661,278	1,028,585
David C. Longren	106,561,278	11,814,271	1,028,585

Director (2024)	Votes For	Votes Withheld	Broker Non-Votes
George C. Moore	117,925,112	450,437	1,028,585

The terms of office for the following directors continue until the Annual Meeting in the year set forth below:

Director	Term	Director	Term
Todd A. Adams	2024	Thomas D. Christopoul	2023
Rosemary Schooler	2024	John S. Stroup	2023
		Peggy N. Troy	2023

The advisory vote regarding the compensation of the Company’s named executive officers, as disclosed in “Compensation Discussion and Analysis” and “Executive Compensation” in the Proxy Statement, received the following votes:

Votes for approval:	55,103,986
Votes against:	57,048,380
Abstentions:	6,223,183
Broker Non-Votes:	1,028,585

The proposal to ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for Fiscal 2022 received the following votes:

Votes for approval:	107,628,479
Votes against:	11,772,142
Abstentions:	3,513
Broker Non-Votes:	—

SIGNATURE
    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Zurn Water Solutions Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized this 6th day of May, 2022.

ZURN WATER SOLUTIONS CORPORATION

By:	/S/ Jeffrey J. LaValle
Jeffrey J. LaValle
Vice President, General Counsel and Secretary
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